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                                                                 October 1, 2002
 FUND PROFILE
T. ROWE PRICE

Short-Term
Bond Fund

 A bond fund seeking higher than money market income and minimal share price fluctuation.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.


 What is the fund's principal investment strategy?

   The fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. We may also invest in bank obligations, collateralized mortgage obligations, foreign securities, and hybrids. Normally, the fund will invest at least 80% of its net assets in bonds. The fund's average effective maturity will not exceed three years, and no security's effective maturity will exceed seven years when purchased. (An issue's effective maturity is based on its nearest call date rather than its maturity date.) The fund will only purchase securities that are rated within the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or, if unrated, that have a T. Rowe Price equivalent rating.

   Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund's program) that would provide higher yields and appreciation potential.

   The fund may also invest in other securities, including futures, options, and swaps, in keeping with the fund's objective.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality or to shift assets into higher-yielding securities or different sectors.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   Unlike money market funds, which are managed to maintain a stable share price, the fund's price can decline. The share price, yield, and overall return will be affected by the following:

  . Interest rate risk This is the risk that an increase in interest rates will cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and notes in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the fund purchases
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FUND PROFILE
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   longer maturity bonds and interest rates rise unexpectedly, the fund's price could decline.

  . Credit risk This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   Most investment-grade (AAA to BBB) securities should have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. If the fund invests in securities that develop unexpected credit problems, the fund's price could decline.

  . The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  . Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio's total return, reduces its yield, and may even cause certain bonds' prices to fall below what the fund paid for them, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Foreign investing risk To the extent the fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

  . Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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FUND PROFILE
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   How can I tell if the fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund is designed for individuals seeking a higher level of income than money market funds provide who are able to accept the risk of modest price declines. If you are investing primarily for principal safety and liquidity, you should consider a money market fund. The fund can be used in both regular and tax-deferred accounts, such as IRAs.

     The fund should not represent your complete investment program or be used for short-term trading purposes.


   How has the fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance .

     The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted .

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


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FUND PROFILE
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
                      Calendar Year Total Returns
 "92"   "93"    "94"    "95"   "96"    "97"   "98"   "99"   "00"   "01"
 ----------------------------------------------------------------------
 5.02   6.62   -2.92  9.74   3.91   6.29   6.18   2.29    8.49  8.47
 ----------------------------------------------------------------------


                  Quarter ended    Total return

 Best quarter         9/30/01         3.52%
 Worst quarter       12/31/94        -1.46%


 Table 1  Average Annual Total Returns
                                            Periods ended 09/30/02
                                        1 year     5 years     10 years
 ------------------------------------------------------------------------------
  Short-Term Bond Fund
  Returns before taxes                   4.51%      6.18%       5.24%
  Returns after taxes on
  distributions                          2.58       3.89        2.91
  Returns after taxes on
  distributions and sale of fund
  shares                                 2.73       3.80        2.99
  Lehman Brothers 1-3 Yr. U.S.
  Gov't./
  Credit Index                           5.83       6.73        6.07
  Lipper Short Investment Grade Debt     3.59       5.66        5.48
  Funds Average
 ------------------------------------------------------------------------------


 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.
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FUND PROFILE
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
 Table 2  Fees and Expenses of the Fund*
                                  Annual fund operating expenses
                           (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------
  Management fee                              0.42%

  Other expenses                              0.22%

  Total annual fund
  operating expenses                          0.64%

  Fee
  waiver/reimbursement                        0.09%/a/

  Net expenses                                0.55%/a/
 ------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

 /a/
   Effective June 1, 2002, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through September 30, 2004, which would cause the fund's ratio of expenses to average net assets to exceed 0.55%. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.55%; however, no reimbursement will be made after September 30, 2006, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $56         $186         $338           $781
    ----------------------------------------------------



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edward A. Wiese manages the fund day to day and has been chairman of its Investment Advisory Committee since 1995. He joined T. Rowe Price in 1984 and has been managing investments since 1985.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information.
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FUND PROFILE
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 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end . For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; and . brokerage services, including cash management features.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS F55-035
 T. Rowe Price Investment Services, Inc., Distributor.